星展銀行 DBS

Private & Confidential

28 August 2008

Our Ref.: P/MKKQC/00857/08

SMC (Comercial Offshore De Macau) Limitada
5th Floor, Shing Dao Industrial Building
232 Aberdeen Main Road
Hong Kong

Dear Sirs,

Banking Facility(ies)

We refer to our recent discussions and are pleased to inform you that the following facility(ies) (the "Facility") will be made available to your company on the specific terms and conditions outlined herein, subject to our review from time to time. The Facility would be deemed to be continued on the same terms and conditions until and unless notice to the otherwise is advised to you.

	Facility(ies)	Limit(s)	Terms & Conditions
1.	Letters of Credit (I) + Letters of Credit (Cargo Receipt) (I) + Trust Receipts (I) + Account Payable Financing (I)	USD1,000,000.00	Letters of Credit (I) maximum validity 6 months, and loans against Trust Receipts (I) and/or Acceptance Bills upto an aggregate tenor of 90 days. Interest on Trust Receipts (I) will be charged at 1.5% per annum over HIBOR quoted by our Bank from time to time for HK Dollar bills and 1.5% per annum over LIBOR quoted by our Bank from time to time for USD bills. Account Payable Financing (I) Trust receipt against original or copy of supplier's invoice duly certified as a true copy by you. Payment under this Facility shall be made directly to the relevant supplier. The maximum financing period for each invoice shall be 90 days, less: (1) supplier's credit period (if any); and (2) in case payment is made to the supplier after the payment due date, the period already lapsed.

DBS Bank (Hong Kong) Limited, Macau Branch
星展銀行(香港)有限公司 澳門分行
Nos. 5 a 7 E Da Rua De Santa Clara 澳門
Edif. Ribeiro, Loja C e D 家辣堂街五至七號E
Macau 利美大廈地下C-D

Tel 電話: 853.2832 9338
Fax 傳真: 853.2832 3711
www.dbs.com

CBG/CMB/0369 (03/04)

Beneficiaries of Letters of Credit (I) calling for cargo receipt and suppliers of Account Payable Financing (I) and each of its individual limits are each subject to our Bank's prior written approval on case by case basis (if so required by our Bank). Our Bank may from time to time carry out at your expense updated searches of the beneficiaries of Letters of Credit (I) calling for cargo receipt and suppliers of Account Payable Financing (I). All related costs and fees may be debited to your account.

Interest on Account Payable Financing (I) will be charged at 1.5% per annum over HIBOR quoted by our Bank from time to time for HK Dollar bills and 1.5% per annum over LIBOR quoted by our Bank from time to time for USD bills.

Handling Commission

1st USD50,000.-	1/4%
Balance	1/16%

2. Letters of Credit (II) + Letters of Credit (Cargo Receipt) (II) + Trust Receipts (II) + Account Payable Financing (II) — USD3,000,000.00

Letters of Credit (II) maximum validity 3 months, and loans against Trust Receipts (II) and/or Acceptance Bills upto an aggregate tenor of 90 days.

Note: Issuance of Letters of Credit (II) and Letters of Credit (Cargo Receipt) (II) is only allowed with projections and confirmation from buyers of The Singing Machine Company, Inc..

Interest on Trust Receipts (II) will be charged at 1.5% per annum over HIBOR quoted by our Bank from time to time for HK Dollar bills and 1.5% per annum over LIBOR quoted by our Bank from time to time for USD bills.

DBS Bank (Hong Kong) Limited, Macau Branch
星展銀行(香港)有限公司 澳門分行
Nos. 5 a 7 E Da Rua De Santa Clara 澳門
Edif. Ribeiro, Loja C e D 家辣堂街五至七號E
Macau 利美大廈地下C-D

Tel 電話: 853.2832 9338
Fax 傳真: 853.2832 3711
www.dbs.com

Account Payable Financing (II)
Trust receipt against original or copy of supplier's invoice together with relevant projections and confirmation from buyers of The Singing Machine Company, Inc. duly certified as a true copy by you. Payment under this Facility shall be made directly to the relevant supplier.

The maximum financing period for each invoice shall be 90 days, less:
(1) supplier's credit period (if any); and
(2) in case payment is made to the supplier after the payment due date, the period already lapsed.

Beneficiaries of Letters of Credit (II) calling for cargo receipt and suppliers of Account Payable Financing (II) and each of its individual limits are each subject to our Bank's prior written approval on case by case basis (if so required by our Bank). Our Bank may from time to time carry out at your expense updated searches of the beneficiaries of Letters of Credit (II) calling for cargo receipt and suppliers of Account Payable Financing (II). All related costs and fees may be debited to your account.

Interest on Account Payable Financing (II) will be charged at 1.5% per annum over HIBOR quoted by our Bank from time to time for HK Dollar bills and 1.5% per annum over LIBOR quoted by our Bank from time to time for USD bills.

Handling Commission

1st USD50,000.-	1/4%
Balance	1/16%

DBS Bank (Hong Kong) Limited, Macau Branch
星展銀行(香港)有限公司 澳門分行
Nos. 5 a 7 E Da Rua De Santa Clara 澳門
Edif. Ribeiro, Loja C e D 家辣堂街五至七號E
Macau 利美大廈地下C-D

Tel 電話: 853.2832 9338
Fax 傳真: 853.2832 3711
www.dbs.com

3.	Negotiation of Export Bills under LC with discrepancies	USD2,000,000.00	Notwithstanding anything contained in this Letter, our Bank may at its absolute discretion refuse to negotiate any documentary credit and/or bill(s) with any discrepancies not acceptable to our Bank. Interest on Negotiation of Export Bills under Letters of Credit with discrepancies will be charged at 1.5% per annum over HIBOR quoted by our Bank from time to time for HK Dollar bills and 1.5% per annum over LIBOR quoted by our Bank from time to time for USD bills. Handling Commission 1st USD50,000.- 1/4% Balance 1/16%
4.	Factoring	USD7,000,000.00	Terms and conditions of the Factoring Facility are stipulated in Appendix I and in the Factoring Agreement.

Other Terms & Conditions

Your company undertake to the Bank that you will provide quarterly statements on purchases (broken down into purchases from internal parties and from external parties), sales (from external parties only), and inventory level (in US).

Arrangement fee will be charged at 0.1% on USD7,000,000.00, payable upon acceptance of this letter. Thereafter, unless and until the Facility is terminated or as otherwise advised to you, a review fee at the same rate or such other rate as we may at our entire discretion determine will be charged on a yearly basis.

The Facility is subject to our overriding right of withdrawal and repayment on demand including the right to call for cash cover on demand for prospective and contingent liabilities.

The nature and the amount of the Facility granted or to be granted by us may be varied to such category(ies) and to such smaller or larger extent as we may in our absolute discretion determine from time to time with or without notice to you.

DBS Bank (Hong Kong) Limited, Macau Branch
星展銀行(香港)有限公司 澳門分行
Nos. 5 a 7 E Da Rua De Santa Clara 澳門
Edif. Ribeiro, Loja C e D 家辣堂街五至七號E
Macau 利美大廈地下C-D

Tel 電話: 853.2832 9338
Fax 傳真: 853.2832 3711
www.dbs.com

6

The rate of interest, fees and commission on the Facility is subject to fluctuation at our absolute discretion determined from time to time with or without notice to you and payable to the debit of your account with us. Provided that if any amount is unpaid on the due date or exceeds the permitted overdraft limit, then any such overdue or excess sum, will be subject to our then prevailing overdue or over limit interest rate, and may be compounded monthly or at such other intervals as we determine. We may, without prejudice to our other rights, increase the interest rate on the entire amount outstanding if any amount becomes overdue.

For the Facility adopting the prime rate, deposit rate or other specified rate(s) as the basis of interest rate determination, in the event that the prevailing interbank offer rate (HIBOR for Hong Kong Dollars loans, and LIBOR or SIBOR for loans in other currencies) is higher than the prime rate, deposit rate or other specified rate(s), we may at our entire discretion and without notice to you adopt the prevailing interbank offer rate in lieu of the prime rate, deposit rate or other specified rate(s) as the basis of interest rate determination.

As security for the above Facility, we require the following:

1. Factorting Agreement duly executed by your company .

2. Corporate guarantee(s) from The Singing Machine Company, Inc.. Please let us have the certified true copies of extract from the minutes of a meeting of the board of directors of The Singing Machine Company, Inc. in relation to its extending the said guarantee to our Bank as security for the Facility granted or to be granted to SMC (Comercial Offshore De Macau) Limitada by our Bank.

3. Corporate guarantee(s) for USD2,000,000.00 from Starlight International Holdings Limited. Please let us have the certified true copies of extract from the minutes of a meeting of the board of directors of Starlight International Holdings Limited in relation to its extending the said guarantee to our Bank as security for the Facility granted or to be granted to SMC (Comercial Offshore De Macau) Limitada by our Bank.

4. A Legally Notarised Livranca for USD15,000,000.00 signed by your company and guaranteed by The Singing Machine Company, Inc. and Starlight International Holdings Limited together with a letter of authority.

5. Letter of Undertaking duly executed by Starlight International Holdings Limited.

6. Letter of Comfort duly executed by Starlight International Holdings Limited.

7. Evidence on acceptance of appointment as process agent for The Singing Machine Company, Inc. in respect of service of legal process under the documents to which it is a party.

All legal costs and expenses incurred in connection with the preparation of security documentation of the above security and all incidental attendances thereto will be for your account.

DBS Bank (Hong Kong) Limited, Macau Branch
星展銀行(香港)有限公司 澳門分行
Nos. 5 a 7 E Da Rua De Santa Clara 澳門
Edif. Ribeiro, Loja C e D 家辣堂街五至七號E
Macau 利美大廈地下C-D

Tel 電話: 853.2832 9338
Fax 傳真: 853.2832 3711
www.dbs.com

As a licenced bank, we are subject to certain limitations on advances to persons related to the directors or employees of our Bank or of other DBS Group banks. By signing this letter, you confirm to us that you are not in any way related to any of the directors or employees of our Bank and/or our parent DBS Bank Ltd or its other subsidiaries. You undertake, upon becoming so related at any time while any loan or other indebtedness to our Bank is outstanding, immediately to advise us in writing.

By accepting this offer letter, you further confirm that in case the Facility is secured by guarantee(s) and/or security from third party(ies) and in compliance with the requirement of Article 80 of The Financial System Act of Macau, you hereby consent to our providing to any guarantor(s) or provider(s) of security in respect of any loan(s) or credit facility(ies) extended to you and/or to the solicitor acting for such guarantor(s) or provider(s) of security the following:-

a) any of your financial information;
b) a copy of the facility letter (or other document) describing the obligations to be guaranteed or secured or a summary thereof;
c) a copy of any formal demand for overdue payment which may be sent to you after you have failed to settle an overdue amount; and
d) from time to time on request by the guarantor(s) or provider(s) of security, a copy of the latest statement of account provided to you.

Your company is required to submit the latest annual audited (and, at our discretion, half yearly unaudited) financial statements for our records within six months from the relevant year end or half year end date of your financial year.

To signify your acceptance of the above terms and conditions as well as your authorization to us to proceed as above indicated, please sign and return to us the duplicate copy of this letter supported by a certified true copy of extract from the minutes of a meeting of your board of directors. The Facility will be available subject to all security documents, if any, being executed to our satisfaction.

This offer expires on 28 September 2008.

Yours faithfully,
For and on behalf of
DBS Bank (Hong Kong) Limited

Authorized Signature(s)
Macau Branch

The above facility(ies) and terms and conditions are acknowledged and accepted by

For and on behalf of
SMC (COMERCIAL OFFSHORE DE MACAU) LIMITADA

Director/Authorised Signatory

DBS Bank (Hong Kong) Limited, Macau Branch
星展銀行(香港)有限公司 澳門分行
Nos. 5 a 7 E Da Rua De Santa Clara 澳門
Edif. Ribeiro, Loja C e D 家辣堂街五至七號E
Macau 利美大廈地下C-D

Tel 電話: 853.2832 9338
Fax 傳真: 853.2832 3711
www.dbs.com

星展銀行 DBS

Our Ref.: P/MKKQC/00857/08
Date : 28 August 2008

Appendix 1

Terms and Conditions of Disclosed and Non-recourse Back-to-Back Factoring Facilities comprising:-

a) **Advance Payment**
Prepayment is available to you on debts qualifying for withdrawals before the payment dates at our entire discretion. 90% of each prepayment must be used to settle the outstanding of Letters of Credit (II) and Letters of Credit (Cargo Receipt) (II) and Trust Receipts (II) and Account Payable Financing (II).

b) **Collection & Receivables Management**
Our receivable management services include management of your sales ledger, the issue of monthly statements to your debtors and collection of the receivables from them.

c) **Credit Risk Cover**
Credit risk cover will be taken out by us with a correspondent factor or a credit insurer in our name subject to the terms of credit risk cover stipulated by the correspondent factor or the credit insurer.

Terms and Conditions

1.	(a)	Client Advance Limit	: USD7,000,000.00
	(b)	Prepayment Percentage	: 85% (calculated based on the approved receivables of the Eligible Distributor purchased by the Credit Underwriter)
	(c)	Maximum Financing Period	: Up to 90 days from date of invoice billed by the Eligible Distributors to the debtors approved by the Credit Underwriter.
	(d)	Service Charge	: Non-Recourse Factoring – 0.225% on gross value of the Eligible Distributors' invoiced amount. (excluding service charge of the Credit Underwriter) Special rebate for the first year – 0.075%, subject to the cap of USD12,000.00
	(e)	Discounting Charge	: @1.5% per annum over HIBOR quoted by our Bank for Hong Kong Dollars advance and at 1.5 % per annum over LIBOR quoted by our Bank for foreign currency advance.
	(f)	Interest on demand for amount due and unpaid	: 2% per month.

DBS Bank (Hong Kong) Limited, Macau Branch
星展銀行(香港)有限公司 澳門分行
Nos. 5 a 7 E Da Rua De Santa Clara 澳門
Edif. Ribeiro, Loja C e D 家辣堂街五至七號E
Macau 利美大廈地下C-D
Tel 電話: 853.2832 9338
Fax 傳真: 853.2832 3711
www.dbs.com

2. Advance limit on Eligible Distributor's debtor is granted upon satisfactory evaluation of them. We reserve the right to review and vary the limit or not to make any advance payments at all at our absolute discretion.

3. All debtors shall be notified of factoring arrangement and to pay direct to the Credit Underwriter.

4. All advances made to you shall be effected upon your prepayment instruction by fax to your account with us. We shall not be held responsible for any delay, loss or damage in complying with the fax instruction or through delay, illegibility or non receipt of the fax instruction.

5. A survey of your receivables shall be conducted prior to the activation of the accounts and the terms and conditions as stipulated herein may be revised based on the survey findings. We may also carry out subsequent periodic surveys. We reserve the right to withdraw the offer if any of the survey findings are unsatisfactory to us.

6. All the provisions of our standard Factoring Agreement, a copy of which is attached herewith, varied only as set out above, shall also apply. We reserve the right, upon giving written notice to you, to vary any terms and conditions in this letter or the Factoring Agreement, with effect from the date specified in that notice.

Other Terms and Conditions of Back-to-Back Factoring Facilities:-

a) The purchase of debts for this Back to Back Factoring Facilities under Clause 2(6) of the Factoring Agreement between the Borrower and the Bank shall include assignment of debts due from the Eligible Distributor to the Borrower. The Borrower also agrees that the Eligible Distributor shall promptly deliver the assignment of debts to the Credit Underwriter with a copy to the Bank.

b) For Eligible Distributors: Non-Recourse Collection Only Factoring Agreement is to be signed by the Eligible Distributors with the Credit Underwriter together with the related agreement or assignment of the factoring proceeds in favour of the Bank plus any other documentations required by the Bank or the Credit Underwriter from time to time.

c) UCC filing on the receivables of the Eligible Distributor in favour of the Credit Underwriter and our Bank shall be arranged.

d) Consignment and returnable sales with debtors are not eligible for advance payment.

DBS Bank (Hong Kong) Limited, Macau Branch
星展銀行(香港)有限公司 澳門分行
Nos. 5 a 7 E Da Rua De Santa Clara 澳門
Edif. Ribeiro, Loja C e D 家辣堂街五至七號E
Macau 利美大廈地下C-D

Tel 電話: 853.2832 9338
Fax 傳真: 853.2832 3711
www.dbs.com